Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
SoundHound, Inc. [Member]
Income Taxes [Line Items]
INCOME TAXES

15.    INCOME TAXES

The Company had a minimal income tax expense as a result of the continued generation of NOLs in the U.S. offset by a full valuation allowance recorded on such NOLs as the Company determined it is not more-likely- than-not that its NOLs will be utilized. The remainder of the Company’s provision for income taxes was related to the Company’s foreign subsidiaries and withholding taxes.

12.    INCOME TAXES

The December 31, 2020 components of loss before provision for income taxes were as follows (in thousands):

United States	$(73,056)
International	(613)
$(73,669)

The December 31, 2020 provision for income tax consisted of the following (in thousands):

Current
State	$3
International	594
597
Deferred
International	141
Total provision	$738

Significant components of the Company’s December 31, 2020 deferred income tax assets and liabilities are as follows (in thousands):

Deferred tax assets: Net operating loss carryforwards	$54,527
Research and development credits	9,035
Deferred revenue	2,752
Contract liability	2,282
Stock-based compensation	1,036
Deferred rent	378
Debt discount	121
Accruals and reserves	989
Gross deferred tax assets	71,120

Deferred tax liabilities:
Fixed assets and intangible assets	(78)
Gross deferred tax liabilities	(78)

Valuation allowance	(68,760)
Net deferred tax assets	$2,282

Based on available objective evidence, management believes it is more-likely-than-not that the federal and state deferred tax assets will not be fully realized due to the Company’s cumulative losses. Accordingly, the Company has provided a valuation allowance on deferred tax assets in excess of deferred tax liabilities against its Federal and state deferred tax assets as of December 31, 2020. The valuation allowance increased by $15.3 million for the year ended December 31, 2020.

As of December 31, 2020, the Company had net operating loss carryforwards of approximately $237.0 million and $75.5 million available to reduce future taxable income, if any, for both Federal and state income tax purposes, respectively. The Federal and state net operating loss carryforwards will start to expire in 2025 and 2028, respectively, except for $148.3 million in federal net operating loss carryforwards, which can be carried forward indefinitely.

Under Sections 382 and 383 of the Internal Revenue Code (“IRC”) of 1986 and similar state tax laws, if a corporation undergoes an ownership change, the utilization of net operating loss carryforwards and other tax attributes could be subject to an annual limitation. The annual limitation may result in the expiration of the net operating loss carryforwards and credits carryforwards before utilization. The Company has not undertaken a study to determine if ownership change has occurred as defined under IRC Section 382. If the Company previously experienced an ownership change, or should experience an ownership change in the future, the amount of net operating losses and research and development credit carryovers, which are reserved by a full deferred tax asset valuation allowance, could be limited and may expire unutilized.

The Company also has federal and state research and development credit carryforwards of approximately $7.5 million and $6.8 million, respectively, as of December 31, 2020. The Federal credits will expire starting in 2029 if not utilized, and state research and development tax credits will carry forward indefinitely.

The Company is not asserting permanent reinvestment of its unrepatriated foreign earnings under APB23. Management has analyzed the unrepatriated foreign earnings balances and determined that the following balances exist according to US GAAP as of December 31,2020: $0.2 million in Japan, $1.1 million in Canada, and $4.1 million in Germany. Based on the US income tax treaties with Japan and Germany, the Company is entitled to a reduced 0% withholding rate on dividends from the Japanese and German subsidiaries, respectively. Under the US income tax treaty with Canada, the withholding tax rate on dividends is reduced to 5%. Based on the unrepatriated earnings balance of $1.1 million, the effective tax liability is approximately $53,000.

Uncertain income tax positions

The Company only recognizes tax benefits if it is more likely than not that they will be sustained upon audit by the relevant tax authority based upon their technical merits. An uncertain tax position will not be recognized if it has less than a 50% likelihood of being sustained.

The December 31, 2020 reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

Beginning balance	$3,419,797
Change related to prior year positions	—
Change related to current year positions	881,099
Ending 2020 balance	$4,300,896

The December 31, 2020 provision for income taxes differs from the amount expected by applying the federal statutory rate to the loss before taxes as follows:

2020
Federal statutory income tax rate	21.00%
State income tax rate, net of federal benefit	1.63%
Foreign withholding and income tax	(0.99)%
Research and development credits	2.51%
Non-deductible expenses	(4.61)%
Change in valuation allowance	(20.44)%
Other	(0.09)%
(0.99)%

The Company has unrecognized tax benefits of $4.3 million as of December 31, 2020, which would affect the effective tax rate if recognized; however, recognition would be in the form of a deferred tax attribute which would likely be offset by a valuation allowance. The Company does not anticipate any significant changes to unrecognized tax benefits over the next 12 months. The Company has not recognized any interest or penalties related to uncertain tax positions for the periods presented.

As of December 31, 2020, the Company had not recognized any tax-related interest or penalties in its consolidated financial statements. Any interest and penalties related to unrecognized tax benefits would be included as other expense and interest expense, respectively, in the Company’s statements of operations.

The Company’s tax years 2005-2020 will remain open for examination by the federal and state authorities for three and four years, respectively, from the date of utilization of any net operating loss credits.

On March 27, 2020, and December 27, 2020, the United States enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act and the Consolidated Appropriation Act (CAA), respectively, as a result of the Coronavirus pandemic, which contain among other things, numerous income tax provisions. Some of these tax provisions are expected to be effective retroactively for years ending before the date of enactment. The company has evaluated the current legislation and at this time, does not anticipate the CARES Act or the CCA to have a material impact on its financial statements.

12.    INCOME TAXES

The components of loss before provision for income taxes were as follows (in thousands):

2019
United States	$(64,207)
International	(37)
$(64,244)

The provision for income tax consisted of the following (in thousands):

2019
Current
State	$4
International	2,673
$2,677

2019
Deferred
International	$(2,424)
Total provision	$253

Significant components of the Company’s deferred income tax assets and liabilities are as follows (in thousands):

2019
Deferred tax assets:
Net operating loss carryforwards	$42,490
Research and development credits	7,163
Deferred revenue	2,317
Contract liability	2,424
Stock-based compensation	695
Deferred rent	370
Accruals and reserves	560
Gross deferred tax assets	56,019

Deferred tax liabilities:
Fixed assets and intangible assets	(99)
Gross deferred tax liabilities	(99)
Valuation allowance	(53,496)
Net deferred tax assets	$2,424

Based on available objective evidence, management believes it is more-likely-than-not that the Federal and state deferred tax assets will not be fully realized due to the Company’s cumulative losses. Accordingly, the Company has provided a valuation allowance on deferred tax assets in excess of deferred tax liabilities against its Federal and state deferred tax assets as of December 31, 2019. The valuation allowance increased by $17.3 million for the year ended December 31, 2019.

As of December 31, 2019, the Company had net operating loss carryforwards of approximately $184.6 million and $57.0 million available to reduce future taxable income, if any, for both Federal and state income tax purposes, respectively. The Federal and state net operating loss carryforwards will start to expire in 2025 and 2028, respectively, with the exception of $96.0 million in Federal net operating loss carryforwards, which can be carried forward indefinitely.

Utilization of the net operating loss carry forwards may be subject to an annual limitation due to the ownership percentage change limitations provided by the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of the net operating loss before utilization.

The Company also has Federal and state research and development credit carryforwards of approximately $5.8 million and $5.6 million, respectively, as of December 31, 2019. The Federal credits will expire starting in 2029 if not utilized. State research and development tax credits will carry forward indefinitely.

The Company has not historically collected U.S. state or local sales and use or other similar taxes in any jurisdiction. On June 21, 2018, the U.S. Supreme Court decided, in South Dakota v. Wayfair, Inc., that state and local jurisdictions may, at least in certain circumstances, enforce sales and use tax collection obligations on remote vendors that have no physical presence in such jurisdiction. A number of states have already begun, or have positioned themselves to begin, requiring sales and use tax collection from remote vendors. The details and effective dates of these collection requirements vary from state to state. The Company continues to analyze potential sales tax exposure using a state-by-state assessment and estimated and recorded a liability in accordance with ASC 450 of $0.4 million as of December 31, 2019.

ASC 740-10, Accounting for Uncertainty in Income Taxes, prescribes a comprehensive model for the recognition, measurement, presentation and disclosure in financial statements of any uncertain tax positions that have been taken or expected to be taken on a tax return. As of December 31, 2019, the Company recorded a $3.1 million reduction to its deferred tax assets for unrecognized tax benefits, all of which has been fully offset by a valuation allowance. No liability related to uncertain tax positions is recorded on the financial statements. It is the Company’s policy to include penalties and interest expense related to income taxes as a component of other expense and interest expense, respectively, as necessary.

Uncertain Income Tax Positions

The Company only recognizes tax benefits if it is more likely than not that they will be sustained upon audit by the relevant tax authority based upon their technical merits. An uncertain tax position will not be recognized if it has less than a 50% likelihood of being sustained.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

2019
Beginning balance	$2,492,164
Change related to prior year positions	0
Change related to current year positions	927,633
Ending balance	$3,419,797

The provision for income taxes differs from the amount expected by applying the federal statutory rate to the loss before taxes as follows:

2019
Federal statutory income tax rate	21.00%
State income tax rate, net of federal benefit	1.50%
Foreign withholding and income tax	(0.39)%
Research and development credits	3.05%
Non-deductible expenses	(1.13)%
Prior year true-up	2.48%
Change in valuation allowance	(26.94)%
Other	0.18%
(0.25)%

The Company has unrecognized tax benefits of $3.4 million as of December 31, 2019, which would affect the effective tax rate if recognized; however, recognition would be in the form of a deferred tax attribute which would likely be offset by a valuation allowance. The Company does not anticipate any significant changes to unrecognized tax benefits over the next 12 months. The Company has recognized no interest or penalties related to uncertain tax positions for the periods presented.

As of December 31, 2019, the Company had not recognized any tax-related interest or penalties in its consolidated financial statements. Any interest and penalties related to unrecognized tax benefits would be included as other expense and interest expense, respectively, in the Company’s statements of operations.

The Company’s tax years 2005-2019 will remain open for examination by the Federal and state authorities for three and four years, respectively, from the date of utilization of any net operating loss credits.